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                               CONSTELLATION FUNDS

                 CONSTELLATION TIP TAX MANAGED U.S. EQUITY FUND

                       Supplement dated December 16, 2004
                    to the Prospectus dated November 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On December 16, 2004, the Board of Trustees (the "Trustees") of Constellation Funds (the "Trust") approved the reorganization of the Constellation TIP Tax Managed U.S. Equity Fund (the "Fund") with and into the Turner Core Growth Fund, a separate series of the Turner Funds, a Massachusetts business trust. In connection with this reorganization, the Trustees previously approved changing the name of the Fund to the Constellation TIP Core Growth Fund, and also approved changing the Fund's non-fundamental investment objective to eliminate any reference to seeking to minimize the impact of taxes on returns earned by shareholders.

Under the Trust's Declaration of Trust as Amended and Restated, the Trustees can, to the extent permitted by applicable law, merge, reorganize or sell all or substantially all of the assets of the Fund without shareholder approval. The Trustees have determined that it would be appropriate to seek, by written consent, the approval of the owner(s) of record of the majority of the Fund's outstanding shares as of January 1, 2005 (the "Record Date"). The Trustees expect to receive this consent and implement the proposed reorganization on or about January 28, 2005.

Shareholders of record as of the Record Date will receive an Information Statement from the Trust which will provide more details about the Fund's reorganization. You may obtain additional information by calling the Fund's investment adviser, Constellation Investment Management Company, LP, at 1-866-242-5742.




                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE